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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549




                                    FORM 8-K

                                 Amendment No. 1

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.



                         Date of Report:  March 3, 1995



                             HARMON INDUSTRIES, INC.
                        IRS Identification No. 44-0657800



                           State or Other Jurisdiction
                           of Incorporation:  Missouri



                           Commission File No. 0-7916



                     Address of Principal Executive Offices:
                  1300 Jefferson Court, Blue Springs, MO 64015



               Registrant's Telephone Number, including Area Code:
                                  816-229-3345



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This Amendment No. 1 amends, in the manner indicated below, the Form 8-K (the
"8-K") filed with the Commission in January 1995 on behalf of Harmon Industries, Inc. Terms used herein and not defined herein have the same meaning that is set forth in the 8-K.

ITEM 2. ACQUISITION OF ASSETS

       The following information updates the information previously set forth in Item 2 of the 8-K:

       The 260,000 shares of unregistered common stock of the Registrant issued to Servo pursuant to the Asset Acquisition Agreement documenting the transaction (the "Acquisition") were valued at $11.25 per share by an independent investment and securities firm retained to provide a fair market value analysis. This price reflects a discount because the shares are unregistered. In addition to the aforementioned shares, Servo received $6,661,000 in cash and the Registrant assumed certain liabilities of Servo, including accrued payables and product warranties, totaling approximately $.7 million. The assets purchased from Servo include certain tangible assets that the Registrant intends to continue using for the same purposes after the Acquisition. The Registrant anticipates that it will ultimately transfer and consolidate such assets with its existing facilities and operations in California. The compensation paid to Servo described above was determined by negotiation between the parties. No material relationship exists between the Registrant and Servo or their affiliates, directors, officers or their associates.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       The information set forth in Item 7 of the 8-K is hereby amended to read as follows:

       (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

               Audited financial statements of the Transportation Segment of Servo Corporation of America as of and for the year ended October 31, 1994 are attached hereto as EXHIBIT 1.

       (b)     PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

               The unaudited pro forma statements of earnings for the fiscal year ended December 31, 1994 give effect

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               to the Acquisition as if it had occurred at the beginning of the period presented. The Servo financial statements utilized in the pro forma information are for the year ended October 31, 1994. The unaudited pro forma financial statements were prepared utilizing available information and certain assumptions which management believes are reasonable. The unaudited pro forma financial statements may not be indicative of the Registrant's results of operations had the Acquisition actually occurred on the dates indicated.


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                             HARMON INDUSTRIES, INC.

             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

                          YEAR ENDED DECEMBER 31, 1994
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                Pro forma
                                                     Harmon      Servo          adjustments            Pro forma
                                                     ------      -----          -----------            ---------

Net sales                                           $119,703    11,321              -                  131,024
Cost of sales                                         81,023     6,353              -                   87,376
Research and development expenditures                  4,561     1,248              -                    5,809
                                                    --------     -----           -----                --------
                   Gross profit                       34,119     3,720              -                   37,839

Selling, general and administrative expenses          21,176     2,358              -                   23,534
Amortization of cost in excess of fair value
  of net assets of subsidiary acquired                    78         -            531  (1)                 609
Miscellaneous (income) expense, net                      (34)        -              -                      (34)
                                                    --------     -----           -----                --------
                   Operating income                   12,899     1,362           (531)                  13,730

Interest expense                                        (264)     (338)              -                    (602)
Investment income                                         50       816           (237) (2)                 629
                                                    --------     -----           -----                --------
  Earnings before income taxes                        12,685     1,840           (768)                  13,757

Income tax expense                                     5,046       855           (296) (3)               5,605
                                                    --------     -----           -----                --------
                   Net earnings                     $  7,639       985           (472)                   8,152
                                                    --------     -----           -----                --------

Net earnings per share                              $   1.16                                              1.19
                                                    --------                                          --------

Weighted average common shares
  outstanding                                          6,567                                             6,827
                                                    --------                                          --------

NOTES:

(1)  Amortization of goodwill resulting from the acquisition.
(2) Recognition of foregone interest income resulting from this transaction (interest rate assumed to be 3.5%).
(3) Income tax benefit to be derived from pro forma adjustments listed above assuming a rate of 38.5%.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HARMON INDUSTRIES, INC.



Date:  March 3, 1995                By:/s/Charles M. Foudree
                                       ---------------------
                                        Charles M. Foudree
                                        Executive Vice President-
                                        Finance,
                                        Secretary and Treasurer



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                                INDEX TO EXHIBITS


Exhibit                                                             Sequentially
number    Description                                               numbered
- - ------    -----------                                               --------
                                                                    page
                                                                    ----
1         Audited Financial Statements of the Transportation              7
          Segment of Servo Corporation of America as of and
          for the year ended October 31, 1994
2         Consent of Arthur Andersen LLP to filing of the                14
          audited financial statements referred to above


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